EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Annual Report Success Holding Group International Inc. (the "Company") on Form 10-K for the year ended February 28, 2014 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Brian Kistler, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 24, 2015	By:	/s/ Brian Kistler
Brian Kistler
Chief Financial Officer (Principal Financial and Accounting Officer)